Exhibit 10.1.52

THE USE OF THE FOLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT TWO TO THIRD AMENDED AND RESTATED IN-FLIGHT CONNECTIVITY SERVICES AGREEMENT

This Amendment Two (this “Amendment”) to Third Amended and Restated In-Flight Connectivity Services Agreement, dated as of September 13, 2012 (as amended by Amendment One thereto dated as of September 13, 2012, the “Original Agreement”), by and between American Airlines, Inc. (“American”) and Gogo LLC (“Gogo” or “Supplier”) is made and entered into this 30th day of May, 2014 (the “Execution Date”).

WHEREAS, American and Gogo desire to amend the terms of the Original Agreement to add certain regional jet aircraft to the scope of coverage thereunder, to reflect certain agreed- upon terms with respect to the installation of Gogo equipment and provision of Gogo services on such aircraft and to make other agreed upon changes;

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, American and Gogo agree as follows:

1.	Amendment. As of the Execution Date, the Original Agreement is hereby amended as follows:

a.	Section 1.2 is amended by deleting it in its entirety and replacing it with the following:

“ABS Equipment” means the line replaceable units and other equipment, including Software and consumable and expendable parts, set forth in (i) Exhibit B for all Fleet Types other than the Regional Jet Fleet and (ii) Exhibit B-1 for the Regional Jet Fleet (and accompanying Manuals) that Gogo installs, or provides for American to install, on the American A/C for the provision of the Aircell Broadband Services (ABS), but for the avoidance of doubt does not include Services or any American Equipment.”

b.	Section 1.4 is amended by adding the phrase “, the Regional Jet Fleet” after the phrase “the 757 Fleet”.

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

c.	Section 1.7 is amended by adding the phrase “but shall not include any American Equipment” at the end of the first sentence thereof.

d.	The following language is added as a new Section 1.8.1 in the Original Agreement:

“American Equipment” means the installation kit that American provides and installs on the Regional Jet Fleet.”

e.	Section 1.9 is amended by adding the phrase “, the American Equipment,” after the phrase “American’s A/C”.

f.	Section 1.20 is amended by adding the phrase “, the Regional Jet Fleet” after the phrase “the 757 Fleet”.

g.	The following language is added as a new Section 1.25.1 in the Original Agreement:

“Initial Regional Jet Fleet” means the PSA CRJ900 A/C listed on Exhibit A-5.

h.	The following language is added as a new Section 1.37.1 in the Original Agreement:

“Regional Jet Fleet” means the Initial Regional Jet Fleet and any other regional jets that are added to this Agreement as Additional Aircraft.”

i.	The following language is added as a new Section 1.30.1 in the Original Agreement:

“Operator” means the operator of a regional jet owned or operated on behalf of American and specifically listed on Exhibit A-5 on which American elects to install or have installed ABS Equipment pursuant to Section 8.1.3 or Section 8.1.4.

j.	Section 1.41 is amended by deleting it in its entirety and replacing it with the following:

“Shipset” shall mean all ABS Equipment and Software required to implement and activate the Aircell Broadband System on American’s Aircraft, as listed in (i) Exhibit B for all Fleet Types other than the Regional Jet Fleet and (ii) Exhibit B- 1 for the Regional Jet Fleet.”

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

k.	Section 1.43 is amended by deleting it in its entirety and replacing it with the following:

“Software” means any operating or application software contained with the ABS Equipment that is provided to American by Gogo or by Gogo’s suppliers, as listed in (i) Exhibit B for all Fleet Types other than the Regional Jet Fleet and (ii) Exhibit B-1 for the Regional Jet Fleet, including without limitation the web page portal developed by Gogo by which passengers on the Retrofit A/C will access the internet.”

l.	Section 1.54 is amended by adding the phrase “[***]” after the phrase “[***]”.

m.	Section 2.5 is amended by (i) deleting the phrase “Exhibit A-4” in the first sentence thereof and replacing it with the phrase “Exhibit R-1” and (ii) adding the following as the second and third sentences thereof:

“[***].”

n.	The first sentence of Section 3.2.6 is amended by deleting it in its entirety and replacing it with the following:

“[***]”

o.	Sections 3.27 and 3.28 are amended by adding the phrase “or Exhibit C-1, as applicable” following the phrase “Exhibit C” wherever it is used.

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

p.	The text currently comprising Section 3.6 is amended by (i) moving it to a newly created Section 3.6.1 with the heading “Mainline Aircraft” and (ii) adding the following as a new Section 3.6.2:

[***]”

r.	The third and final sentence of Section 5 is amended by adding the phrase “[***]” after the phrase “[***]”.

s.	The text currently comprising Section 5.2 is amended by (i) moving it to a newly created Section 5.2.1 with the heading “Mainline A/C”, (ii) adding the following language as the fourth to last sentence thereof:

“[***]”,

and (iii) adding the following as the last sentence thereof:

“[***]”

t.	The following is added as a new Section 5.2.2:

Initial Regional Jet Fleet. Gogo agrees to sell and deliver to American and American agrees to purchase and accept from Gogo under this Agreement, for installation on the Initial Regional Jet Fleet, [***].

Section 5.3.3 is amended by adding the following language after each use of the phrase “[***]”:

“[***]”.

u.	Section 6.4 is amended by deleting it in its entirety and replacing it with the following:

“[***].”

v.	Section 8.1.1.2 is amended by (i) adding the phrase “, other than, with respect to the Initial Regional Jet Fleet, the American Equipment,” after the phrase “Retrofit Aircraft” in the first sentence, and (ii) inserting the phrase “With the exception of the Initial Regional Jet Fleet,” at the beginning of the second sentence.

w.	Sections 8.1.1.3 and 8.1.1.4 are amended by adding the following as the last sentence of each such section:

“This section shall not apply to any A/C in the Initial Regional Jet Fleet.”

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

y.	Section 8.1.3.2 is amended by (i) moving the existing text of such section to a new Section 8.1.3.2.1 with the heading “Mainline A/C” and (ii) creating a new Section 8.1.3.2.2 that reads as follows:

“[***].”

z.	Section 8.1.4 is amended by adding the following as the third sentence thereof:

“[***].”

aa.	Section 8.1.5 is amended by deleting the last two sentences thereof and replacing them with the following:

“[***].”

bb.	The heading of Section 9.2 is amended by adding the phrase “of ABS Equipment” after the word “Installation”.

cc.	The following language is added as a new Section 9.8:

“American Equipment. American will be solely responsible for the installation, maintenance, repair and performance of the American Equipment and for ensuring that the American Equipment meets certification standards. Gogo shall not be responsible for any failures relating to the American Equipment, nor shall such failures give rise to any rights on the part of American to termination or damages under this Agreement, including without limitation under Section 13.3 or 13.4, Exhibit J or Exhibit L .

dd.	Section 11.2.1 is amended by (i) adding the phrase “[***]” after the phrase “[***]” in the third sentence thereof and (ii) adding the following language as a new last sentence thereof:

“[***].”

ee.	Section 11.5 is amended by (i) adding the phrase “[***]” after the phrase “[***]” in the third sentence thereof, and (ii) adding the following as the last sentence of the first paragraph thereof:

“[***].””

ff.	The following is added as a new Section 12.8: “American.

American represents and warrants that:

12.7.1	From and after the execution date of Amendment Two to this Agreement, American has authority to execute and deliver this Agreement and perform its obligations hereunder with respect to the Initial Regional Jet Fleet, and such execution, delivery and performance by American will not conflict with any provision of any contract between American and any Operator or require the consent of any counterparty to any such contract.

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

12.7.2	To the best of its knowledge after reasonable inquiry, the American Equipment does not infringe a valid patent, copyright, trade secret, trademark or other proprietary or intellectual property of a third party.

gg.	Section 16.2 is amended by (i) deleting the word “or” before the first use of “(vii)”, (ii) adding the following language after the word “NDA”:

“[***]”, and

(iii) replacing the second use of “(vii)” with “(xi)”.

hh.	Section 2.1 of Exhibit J is amended by adding the following language as the third and fourth sentences thereof:

“[***].”

ii.	Section 16 of Exhibit J is amended by adding the following language as the final bullet point thereof:

•	“[***].”

jj.	The exhibits attached hereto as Exhibits 1, 2, 3, 4, and 5are hereby attached to and incorporated by reference in the Agreement as Exhibits A-1(b), A-5, B-1, C- 1 and G-1, respectively.

2.	Entire Agreement/Amendment. This Amendment constitutes the full and complete understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior agreements and understandings with respect to the subject matter. This Amendment may be modified only by written agreement signed by an authorized representative of both parties.

3.	Effectiveness of Agreement. The Original Agreement remains in full force and effect except as specifically amended by this Amendment.

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

SUPPLIER: GOGO LLC		AMERICAN: AMERICAN AIRLINES, INC.

By:	/s/ Marguerite M. Elias	By:	/s/ David Seymour
Title:	Executive Vice President	Title:	SVP – Technical Operations

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

Exhibit 1 to Amendment

Exhibit A-1(b)

KIT ON DOCK SCHEDULE FOR SUBSEQUENT MD FLEET

Tail #	Fleet Type	Actual RTS

[***]

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

Exhibit 2 to Amendment

Exhibit A-5

KIT ON DOCK SCHEDULE FOR INITIAL REGIONAL JET (CRJ-900) FLEET

Gogo will schedule deliveries of the Shipsets as requested by American fourteen (14) days prior to a mutually agreed kit on dock (KOD) date. The KOD and Schedule details are set forth below. Changes to this schedule are permissible by mutual consent of both parties.

Count	Type	AC#	Fleet	Dock **	KOD

[***]

*	Actual KOD dates will be confirmed via Purchase Orders.

**	Shipsets will be delivered by Gogo to the following shipping address:

PSA Airlines

3751 Cargo Rd.

Dayton International Airport

Vandalia, OH 45377

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

Exhibit 3 to Amendment

EXHIBIT B-1

ABS EQUIPMENT AND LEAD TIME

FOR REGIONAL JET FLEET

A Shipset consists of the following:

ITEM	LEAD TIMES	QTY REQUIRED

[***]

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

Exhibit 4 to Amendment

Exhibit C-1

Specifications for Regional Jet Fleet

[***]

Amendment Two to Third Amended and Restated In-Flight Connectivity

Services Agreement

Exhibit 5 to Amendment

Exhibit G-1

Spares and Repairs Provisioning for the Initial Regional Jet Fleet

a.	During the term of the Agreement, spares will be owned and provisioned by Gogo and provided to American or the Operator and used on the Initial Regional Jet Fleet at the location mentioned below in (i). The Operator expects a system wide spares provisioning level as listed below in (ii). Gogo will also provide back shop repair services. For avoidance of doubt, Gogo will not perform any maintenance that involves touch labor at any location(s) for the Initial Regional Jet Fleet.

i.	Location to where spares will be delivered by

Gogo: PSA Airlines

3751 Cargo Rd.

Dayton International Airport

Vandalia, OH 45377

ii.	Part Numbers and Pricing:

Item	Part Number	Quantity	Replacement Price (unit)	Price (Unit Based on Full Kit)	Spares Pool Price* (unit)

[***]